UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2011 (November 2, 2011)

Q Lotus Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52595	14-1961383
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

500 North Dearborn Street, Suite 605, Chicago, IL 60654
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (312) 379-1800
_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2011, Q Lotus Holdings, Inc. entered into an amendment (the “Amendment”) to a promissory note with Southshore Real Estate Development, LLC in order to extend the maturity date to December 2, 2011.  No other terms of the promissory note were amended.

The description of the Amendment contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the Amendment that is attached hereto as an exhibit, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(c)           Exhibits.

10.18                 Amendment No. 9 to Promissory Note, dated November 2, 2011, between the Registrant and Southshore Real Estate Development, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q LOTUS HOLDINGS, INC.
(Registrant)

Date: November 3, 2011	By:	/s/ Gary A. Rosenberg
Gary A. Rosenberg
Chief Executive Officer